                                                     EXHIBIT 24

                      Power of Attorney


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Howard E. Dalton, or either of them, to be my attorney-in-fact, with full power and authority to include my conformed signature on the electronic filing of a Form 10-K for the year ended December 31, 1996, to be filed by The St. Paul with the Securities and Exchange Commission, and any amendment thereto, and shall have the same force and effect as though I had manually signed the Form 10-K or amendment.


Dated: February 4, 1997       Signature: /s/ Michael R. Bonsignore
                                         -------------------------
                              Name:          Michael R. Bonsignore


Dated: February 4, 1997       Signature: /s/ John H. Dasburg
                                         -------------------------
                              Name:          John H. Dasburg


Dated: February 4, 1997       Signature: /s/ W. John Driscoll
                                         -------------------------
                              Name:          W. John Driscoll


Dated: February 4, 1997       Signature: /s/ Pierson M. Grieve
                                         -------------------------
                              Name:          Pierson M. Grieve


Dated: February 4, 1997       Signature: /s/ Ronald James
                                         -------------------------
                              Name:          Ronald James

Dated: February 4, 1997       Signature: /s/ David G. John
                                         -------------------------
                              Name:          David G. John

Dated: February 4, 1997       Signature: /s/ William H. Kling
                                         -------------------------
                              Name:          William H. Kling


Dated: February 4, 1997       Signature: /s/ Bruce K. MacLaury
                                         -------------------------
                              Name:          Bruce K. MacLaury


Dated: February 4, 1997       Signature: /s/ Glen D. Nelson
                                         -------------------------
                              Name:          Glen D. Nelson

Dated: February 4, 1997       Signature: /s/ Anita M. Pampusch
                                         -------------------------
                              Name:          Anita M. Pampusch


Dated: February 4, 1997       Signature: /s/ Gordon M. Sprenger
                                         -------------------------
                              Name:          Gordon M. Sprenger